UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

RAM Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

     RAM Re House

46 Reid Street

Hamilton HM 12 Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

The following information is being furnished under Item 7.01., “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 29, 2007, the Company posted additional supplemental information relating to its mortgage and CDO exposure as of June 30, 2007, in the Investor Information section of its website. The Summary of Mortgage and CDO Exposure and CDO Portfolio are attached hereto as Exhibits 99.1 and 99.2, respectively and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

	No. 99.1	Additional mortgage and CDO exposure information posted to the “Exposure Info & Updates” section of “Investor Information” at www.ramre.com
	No. 99.2	Additional CDO Portfolio information posted to the “Exposure Info & Updates” section of “Investor Information” at www.ramre.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: August 29, 2007	By:	/s/ Vernon M. Endo
Name: Vernon M. Endo
Title: President and Chief Executive Officer